March 28, 2001




Dear Shareholder:

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Rome Bancorp, Inc., the holding company for The Rome Savings Bank, which will be held on May 2, 2001 at 6:30 p.m., local time, at the main office of The Rome Savings Bank, 100 W. Dominick Street, Rome, New York, 13440-5810 (the "Annual Meeting").

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business that we will transact at the Annual Meeting. In addition to the formal items of business, management will report on the operations and activities of Rome Bancorp and Rome Savings and you will have an opportunity to ask questions.

         The Board of Directors of Rome Bancorp has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of Rome Bancorp and its shareholders and unanimously recommends a vote "FOR" each of these matters.

         Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the Annual Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU CANNOT ATTEND.

         On behalf of the Board of Directors and the employees of Rome Bancorp and Rome Savings, we thank you for your continued support and look forward to seeing you at the Annual Meeting.


                               Sincerely yours,




                               Charles M. Sprock
                               CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               ROME BANCORP, INC.
                             100 W. DOMINICK STREET
                            ROME, NEW YORK 13440-5810

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          DATE:  WEDNESDAY, MAY 2, 2001
                          TIME:  6:30 P.M., LOCAL TIME
                          PLACE: THE ROME SAVINGS BANK
                                 100 W. DOMINICK STREET
                                 ROME, NEW YORK 13440-5810

         At our 2001 Annual Meeting, we will ask you to:

         1. Elect three directors to serve for a three-year term to expire at the 2004 annual meeting. Bruce R. Engelbert, David C. Grow and T. Richard Leidig are the Board of Directors' nominees.

         2. Approve Article IX of the Rome Bancorp, Inc. 2000 Stock Option Plan, allowing for, among other things, acceleration of vesting upon retirement or change in control;

         3. Approve Article X of the Rome Bancorp, Inc. 2000 Recognition and Retention Plan, allowing for, among other things, acceleration of vesting upon retirement or change in control;

         4. Ratify the appointment of KPMG LLP as our independent public accountants for the fiscal year ending December 31, 2001; and

         5. Transact any other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

         You may vote at the Annual Meeting if you were a shareholder of Rome Bancorp at the close of business on March 9, 2001, the record date.


                                         By Order of the Board of Directors,



                                         Marion C. Scoville
                                         CORPORATE SECRETARY

Rome, New York
March 28, 2001


================================================================================
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE ANNUAL MEETING.
================================================================================

                               GENERAL INFORMATION

GENERAL

         We have sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the Annual Meeting. This process is described below in the section entitled "Voting Rights."

         We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about March 28, 2001 to all shareholders entitled to vote. If you owned common stock of Rome Bancorp at the close of business on March 9, 2001, the record date, you are entitled to vote at the Annual Meeting. On the record date, there were 3,146,485 shares of common stock outstanding.

QUORUM

         A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting.

VOTING RIGHTS

         You are entitled to one vote at the Annual Meeting for each share of the common stock of Rome Bancorp that you owned as of record at the close of business on March 9, 2001. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

         You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which we will provide to you at the Annual Meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. IF YOU SIGN THE PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES, YOUR PROXY WILL VOTE YOUR SHARES FOR EACH OF THE PROPOSALS IDENTIFIED IN THE NOTICE OF THE ANNUAL MEETING.

         If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this Proxy Statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of the Annual Meeting.

VOTE BY ROME, MHC

         Rome, MHC is the holding company of Rome Bancorp which was formed pursuant to the reorganization of Rome Savings to a mutual holding company structure on October 6, 1999. As indicated under "Security Ownership of Certain Beneficial Owners and Management," Rome, MHC owns 55.1%, or 1,734,396 shares, of the outstanding common stock of Rome Bancorp. All shares of common stock owned by Rome, MHC will be voted in accordance with the instructions of the Board of Trustees of Rome, MHC. Rome, MHC is expected to vote such shares "FOR" Proposals 1, 2, 3 and 4.

VOTE REQUIRED

         For the election of directors under Proposal 1, the nominees who receive the most votes will be elected. Under this voting standard, a failure to vote or an indication of "WITHHOLD AUTHORITY" on your proxy card with respect to any nominee will not count "FOR" or "AGAINST" that nominee. A broker non-vote will have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director. You may not vote your shares cumulatively for the election of directors. Because Rome, MHC owns more than 50% of Rome Bancorp's outstanding shares, we expect that Rome, MHC will control the outcome of the vote on Proposal 1.

         In order to implement each of Proposal 2 and Proposal 3, the majority of the outstanding shares of our common stock that are not held by Rome, MHC must be voted "FOR" each proposal. Under this voting standard, we must treat an abstention or failure to vote the same as a vote "AGAINST" a proposal. Shares for which no vote is cast or for which the "ABSTAIN" box has been selected on the proxy card, will be treated the same as a vote "AGAINST" each proposal. A broker non-vote with respect to either of these proposals will be treated the same as a vote "AGAINST" that proposal.

         In order to implement Proposal 4, we must obtain the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Under this voting standard, shares as to which the "ABSTAIN" box has been selected on the proxy card will count as shares represented and entitled to vote and will be treated as votes "AGAINST" a proposal. Shares for which no vote is cast with respect to a proposal will be treated as shares that are not represented and will have no effect on the outcome of the vote for that proposal. A broker non- vote with respect to this proposal will be treated as shares that are not represented and will have no effect on the outcome of that proposal. Because Rome, MHC owns more than 50% of Rome Bancorp's outstanding shares, we expect that Rome, MHC will control the outcome of the vote on Proposal 4.

CONFIDENTIAL VOTING POLICY

         Rome Bancorp maintains a policy of keeping shareholder votes confidential. We only let our Inspector of Election and certain employees of our independent tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements.
Our independent tabulating agent will, however, forward any written comments that you may have to management.

REVOKING YOUR PROXY

         You may revoke your proxy at any time before it is exercised by:

o        Filing with the Corporate Secretary a letter revoking the proxy;
o        Submitting another signed proxy with a later date; and
o Attending the Annual Meeting and voting in person, provided you file a written revocation with the Secretary of the Annual Meeting prior to the voting of such proxy.

         IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR SHAREHOLDER OF RECORD TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of Rome Bancorp.

SOLICITATION OF PROXIES

         Rome Bancorp will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of Rome Bancorp and Rome Savings may solicit proxies by:

o        mail;
o        telephone; and
o        other forms of communication.

         We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         In certain cases, stock options granted to our directors, officers and employees under the Rome Bancorp, Inc. 2000 Stock Option Plan will be permitted to vest upon a change in control or retirement in the event Proposal 2 being presented for shareholder approval is adopted. In certain cases, restricted stock granted to our directors, officers and employees under the Rome Bancorp, Inc. 2000 Recognition and Retention Plan will be permitted to vest upon a change in control or retirement in the event Proposal 3 being presented for shareholder approval is adopted. As a result, certain of our directors, officers and employees have a personal interest in the outcome of the vote on Proposals 2 and 3.

OBTAINING AN ANNUAL REPORT ON FORM 10-KSB

         If you would like a copy of our Annual Report on Form 10-KSB and audited financials for the year ended December 31, 2000, which will be filed with the Securities and Exchange Commission ("SEC"), we will send you one (without exhibits) free of charge. Please write to:

         Marion C. Scoville
         Corporate Secretary
         Rome Bancorp, Inc.
         100 W. Dominick Street
         Rome, New York 13440-5810

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF ROME BANCORP

         The following table contains common stock ownership information for persons known to Rome Bancorp to "beneficially own" 5% or more of Rome Bancorp's common stock as of March 9, 2001. In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose of. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared. Two or more persons may be considered the beneficial owner of the same shares. We obtained the information provided in the following table from filings with the SEC and from Rome Bancorp. In this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.


                            NAME AND ADDRESS OF                        AMOUNT AND NATURE OF
TITLE OF CLASS              BENEFICIAL OWNER                           BENEFICIAL OWNERSHIP            PERCENT
--------------              ----------------                           --------------------            -------
Common Stock                Rome, MHC                                        1,734,396                  55.1%
                            100 W. Dominick Street
                            Rome, New York 13440-5810

SECURITY OWNERSHIP OF MANAGEMENT

         The following table shows the number of shares of Rome Bancorp's common stock beneficially owned by each director, and all directors and executive officers of Rome Bancorp as a group, as of March 9, 2001. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name.



                                                                      AMOUNT AND NATURE               PERCENT OF
                                    POSITION WITH                    OF BENEFICIAL OWNER              COMMON STOCK
              NAME                 ROME BANCORP (1)                     SHIP (2)(3)(4)              OUTSTANDING (5)
              ----                 ----------------                     --------------              ---------------
Bruce R. Engelbert                 Director                                21,400                        *

David C. Grow                      Director                                17,400                        *

Kirk B. Hinman (6)                 Director                                27,400                        *

T. Richard Leidig (7)              Director                                24,900                        *

Richard H. McMahon                 Director                                24,400                        *

Marion C. Scoville                 Director                                 6,685                        *

Charles M. Sprock                  Chairman, President                     35,600                       1.13
                                   and Chief Executive
                                   Officer

Michael J. Valentine               Director                                24,400                        *

All directors and executive                                                                            13.78%
officers as a group of                                                    435,550
eleven persons (8)

---------------------
* Less than one percent of the total outstanding shares of common stock.

(1)      Titles are for both Rome Bancorp and Rome Savings.
(2) See "Principal Shareholders of Rome Bancorp" for definition of "beneficial ownership."
(3) The figure shown above includes shares held in trust pursuant to the Employee Stock Ownership Plan that have been allocated as of December 31, 2000 to individual accounts, as follows: Mr. Sprock - 1,200 shares. Such persons have voting power, subject to the legal duties of the ESOP Trustee, but no investment power, except in limited circumstances, over such shares.
(4) Includes restricted stock award of 2,400 shares made to each outside director under the Rome Bancorp, Inc. 2000 Recognition and Retention Plan as of June 28, 2000. Under the Rome Bancorp, Inc. 2000 Recognition and Retention Plan, each executive officer was granted a restricted stock award of 2,400 shares. Each recipient of a restricted share award has sole voting power, but no investment power, over the common stock covered by the award. The restricted stock will vest at the rate of 20% per year on each anniversary date of the grant, with accelerated vesting upon death or disability. Pursuant to Proposal 3, if adopted, the Rome Bancorp, Inc. 2000 Recognition and Retention Plan will also permit accelerated vesting upon a "change in control" of Rome Bancorp or the "retirement" of the recipient. See, "Proposal 3 - Approval of
         Article X of the Rome Bancorp, Inc. 2000 Recognition and Retention
         Plan."
(5) Based on a total of 3,146,485 shares of Rome Bancorp's common stock outstanding as of March 9, 2001.
(6)      These shares are held jointly with Mr. Hinman's spouse.
(7)      Includes 22,000 shares held individually by Mr. Leidig's spouse.
(8) The number of shares for all executive officers and directors as a group includes 124,423 shares held by the ESOP Trust that have not been allocated to eligible participants as of December 31, 2000, over which certain directors and executive officers may be deemed to have shared investment power, thereby causing such directors and executive officers to be beneficial owners of such shares. Each of such directors and executive officers disclaims beneficial ownership of such shares and accordingly, such shares are not attributed to them individually. The individual participants in the ESOP have shared voting power with the ESOP Trustee.

                  DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD


              -----------------------------------------------------

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

              -----------------------------------------------------


GENERAL

         The Board has nominated three persons for election as directors at the Annual Meeting. The nominees are currently serving on Rome Bancorp's Board of Directors. If you elect the nominees, they will hold office until the Annual Meeting in 2004, or until their successors have been elected.

         We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.


NOMINEES AND CONTINUING DIRECTORS

                                                                        POSITION(S)
                                                                         HELD WITH
NOMINEES                      AGE(1)        TERM EXPIRES                ROME BANCORP             DIRECTOR SINCE(2)
--------                      ------        ------------                ------------             -----------------
Bruce R. Engelbert              63              2001                    Director                        1982
David C. Grow                   57              2001                    Director                        1993
T. Richard Leidig               69              2001                    Director                        1976


                                                                        POSITION(S)
                                                                         HELD WITH
CONTINUING DIRECTORS          AGE(1)        TERM EXPIRES                ROME BANCORP             DIRECTOR SINCE(2)
--------------------          ------        ------------                ------------             -----------------
Kirk B. Hinman                  49              2002                    Director                        1994
Richard H. McMahon              70              2003                    Director                        1969
Marion C. Scoville              70              2003                    Director and Corporate          1994
                                                                        Secretary
Charles M. Sprock               61              2002                    Chairman, President             1980
                                                                        and Chief Executive
                                                                        Officer
Michael J. Valentine            58              2002                    Director                        1993

-----------------------
(1)      As of December 31, 2000.
(2) Includes service as a director of Rome Savings prior to the formation of Rome Bancorp in 1999.

         The principal occupation and business experience of each nominee for election as director and each continuing director are set forth below.

NOMINEES

         BRUCE R. ENGELBERT is a former President of Engelbert's Jewelers, Inc., a retail jewelry business with one store in Rome and another in New Hartford, New York.

         DAVID C. GROW has been a partner at the law firm of McMahon, Grow & Getty since 1975. The firm serves as counsel to Rome Savings and engages in a general legal practice emphasizing real estate, estate administration and planning and corporate and banking law. He currently serves as director and Secretary for the Canterbury Printing Company of Rome, Inc. in Rome, New York and MGS Manufacturing Company, Inc. He also serves as President of the Rome Community Foundation and Trustee of Jervis Public Library.

         T. RICHARD LEIDIG is self-employed as a business consultant. He served as Vice President of Administration of Rome Cable Corp. until retiring from that position in 1986.

CONTINUING DIRECTORS

         KIRK B. HINMAN has served as the President of Rome Strip Steel Company, Inc. since 1989. He also serves on the board of Directors of Canterbury Printing Company of Rome, Inc. and Excellus, Inc.

         RICHARD H. MCMAHON has been a partner at the law firm of McMahon, Grow & Getty since 1964. The firm serves as counsel for Rome Savings and engages in a general legal practice emphasizing real estate, estates and banking. He currently serves as Vice President and director of Central New York Abstract Corporation in Utica, New York.

         MARION C. SCOVILLE retired from Rome Savings in 2000 after 44 years of service. Ms. Scoville continues to serve as a director and the corporate secretary of Rome Bancorp.

         CHARLES M. SPROCK is the Chairman of the Board, President and Chief Executive Officer of Rome Savings and Rome Bancorp. He currently serves as director for the Institutional Investors Mutual Fund in New York City and the Canterbury Printing Company of Rome, Inc. in Rome, New York.

         MICHAEL J. VALENTINE is the President of Mele Manufacturing Company, Inc., which manufactures and imports products in the jewel case, stationery, custom packaging and sports flooring businesses.


================================================================================
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.
================================================================================

               INFORMATION ABOUT BOARD OF DIRECTORS AND MANAGEMENT

BOARD OF DIRECTORS

         Rome Bancorp's Board of Directors currently consists of eight members. Rome Bancorp's Certificate of Incorporation provides that the Board shall be divided into three classes, as nearly equal in number as possible. The terms of three directors expire at the Annual Meeting.

         The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of Rome Bancorp. Rome Bancorp's executive officers and management oversee the day-to-day operations of Rome Bancorp. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

         The Board of Directors held twelve regular meetings and no special meetings during the fiscal year ended December 31, 2000. Each incumbent director attended at least 75% of the meetings of the Board of Directors, plus meetings of committees on which that particular director served during this period.

COMMITTEES OF THE BOARD

         The Boards of Directors of Rome Bancorp and Rome Savings have established the following committees:


EXECUTIVE                   The Executive Committee of the Board of Directors of
COMMITTEE                   Rome Savings exercises the powers of the Board of
                            Directors of in between Board meetings. It approves loans within Rome Savings' authority and reviews the loan portfolio.

                            Directors Engelbert, Hinman, McMahon, Sprock and Leidig currently serve as members of the committee. Mr. Sprock is the Chairman of the Committee. The Executive Committee met twenty-three times in the 2000 fiscal year.

MANAGEMENT                  The  Management   Committee  of  the  Board  of
COMMITTEE                   Directors of Rome Savings assesses the structure of
                            the management team and the overall performance of Rome Savings. It oversees executive compensation by approving salary increases and reviews general personnel matters such as staff performance evaluations.

                            Directors Hinman, McMahon and Valentine serve on the committee. Mr. McMahon is the Chairman of the Committee. The Management Committee met seven times in the 2000 fiscal year.

AUDIT                       The Audit Committee of the Board of Directors of
COMMITTEE                   Rome Bancorp is responsible for review of the annual
                            audit with Rome Bancorp's outside auditors and to report any substantive issues found during the audit to the Board. It also reviews the annual report prepared by the independent accountants and recommends the appointment of the accounts. The
                            Audit Committee has adopted a written charter, which is attached to the Proxy Statement as Appendix A.

                            Directors Hinman, Leidig and Valentine currently serve as members of the committee and are "independent" as defined in Section 4200(a)(14) of the NASD listing standards.

                            Mr. Hinman is the Chairman of the Committee. The Audit Committee met three times in the 2000 fiscal year.

AUDIT COMMITTEE REPORT

         THE FOLLOWING REPORT OF ROME BANCORP'S AUDIT COMMITTEE IS PROVIDED IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE SEC. PURSUANT TO SUCH RULES AND REGULATIONS, THIS REPORT SHALL NOT BE DEEMED "SOLICITING MATERIAL," FILED WITH THE SEC, SUBJECT TO REGULATION 14A OR 14C OF THE SEC OR SUBJECT TO THE LIABILITIES OF SECTION 18 OF THE EXCHANGE ACT.

                    ROME BANCORP, INC. AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed Rome Bancorp's audited financial statements for the fiscal year ended December 31, 2000 with management. The Audit Committee has also reviewed and discussed with KPMG LLP, Rome Bancorp's independent auditors, the matters required to be discussed by SAS 61, as may be modified or supplemented.

         The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed KPMG LLP's independence with respect to Rome Bancorp with KPMG LLP.

         Based on the review and discussions referred to in this audit committee report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Rome Bancorp's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the SEC.


                                                  ROME BANCORP, INC.
                                                  AUDIT COMMITTEE

                                                  KIRK B. HINMAN, Chairman
                                                  MICHAEL J. VALENTINE
                                                  T. RICHARD LEIDIG

         The Board of Directors, acting as the nominating committee, met in January, 2001 to select the nominees for election as directors at the Annual Meeting.

DIRECTORS' COMPENSATION

         MEETING FEES. Each non-employee director of Rome Bancorp receives an annual retainer equal to $8,000. Directors of Rome Bancorp do not receive fees for attendance at Board of Directors or committee meetings. However, each non-employee director of Rome Savings receives the following fees:

         o     fee of $800 per Board of Directors meeting attended;
         o     fee of $300 per Executive Committee meeting attended;
         o fee of $250 per committee meeting attended for all other committees; and
         o     fee of $200 per conference attended.

         Total directors' meeting and committee fees for fiscal 2000 were $172,000. We do not compensate our employee-directors for service as directors. Directors are also entitled to the protection of certain indemnification provisions in our Certificate of Incorporation and Bylaws.

         RECOGNITION AND RETENTION PLAN AND STOCK OPTION PLAN. In addition, our directors are eligible to participate in the Rome Bancorp, Inc. 2000 Stock Option Plan and Rome Bancorp, Inc. 2000 Recognition and Retention Plan. These stock benefit plans are discussed under "Benefit Plans," "Stock Option Plan" and "Recognition and Retention Plan."

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following individuals are executive officers of Rome Bancorp and Rome Savings and hold the offices following their names. Biographical information and the business experience of each non-director executive officer of Rome Bancorp and Rome Savings is set forth below.

         DAVID C. NOLAN is the Treasurer and Chief Financial Officer. His experience at Rome Savings includes positions as the Chief Accounting Officer, Manager of the Asset Liability Committee ("ALCO"), and Manager of fixed income portfolios.

         JAMES F. SULLIVAN is currently the Vice President and Senior Loan Officer of Rome Savings, an office which he has held since 1997. He is responsible in this capacity for Rome Savings' loan portfolio.

         D. BRUCE FRASER is the Vice President in charge of Operations, Branch Administration and Human Resources. Mr. Fraser oversees the operations of the branches and security for Rome Savings.

         The Board of Directors annually elects the executive officers of Rome Bancorp and Rome Savings. The elected officers hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board of Directors.

EXECUTIVE COMPENSATION

         The following table sets forth cash and noncash compensation for the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998 awarded to or earned by Charles M. Sprock, Rome Bancorp's President and Chief Executive Officer. No other officer's total annual salary and bonus for fiscal year end December 31, 2000 was in excess of $100,000.


                                                SUMMARY COMPENSATION TABLE
                                                    ANNUAL COMPENSATION
                                                    -------------------

                                                                                  LONG TERM COMPENSATION
                                                                                  ----------------------
                                                                  OTHER                            SHARES
                                                                  ANNUAL          RESTRICTED     UNDERLYING       ALL OTHER
 NAME AND PRINCIPAL                                             COMPENSATION        STOCK          OPTION       COMPENSATION
     POSITIONS              YEAR      SALARY($)     BONUS($)      ($)(1)         AWARDS($)(2)     AWARDS(#)        ($)(3)
     ---------              ----      ---------     --------      ------         ------------     ---------        ------
Charles M. Sprock           2000      250,000         -           4,500             92,225        40,000           18,627
  Chairman, President       1999      221,231         -           5,800                -             -              9,060
  and Chief Executive       1998      199,732         -           5,500                -             -              9,140

------------------
(1) Includes $4,000 for club memberships and the remaining amounts for the use of an automobile.
(2) Pursuant to the Recognition and Retention Plan, Mr. Sprock was awarded 12,400 shares of restricted stock, respectively, as of June 28, 2000, which vest in 20% increments, each year starting on June 28, 2001. Dividend attributed to such shares are held in the trust fund of the Recognition and Retention Plan and are distributed as soon as is administratively possible. The dollar amount shown is based on the fair market value of a share of common stock on June 28, 2000, which was $7.4375 per share. Accelerated vesting occurs in the case of death or disability, or if stockholders approve Proposal 3 (see "Proposal 3 -- Approval of Article X of the Rome Bancorp, Inc. 2000 Recognition and Retention Plan), retirement or a change in control.
(3) Includes the following components: (1) $4,327, $4,800 and $5,000 in employer contributions by Rome Savings to a 401(k) plan for the benefit of Mr. Sprock for the fiscal years 2000, 1999, and 1998 respectively;
         (2) $7,991, $4,260 and $4,140 as the premium cost for the fiscal years 2000, 1999 and 1998, respectively, for life insurance coverage under the group term insurance plan, which has no cash surrender value; and
         (3) $6,309 representing the fair market value of the common stock and cash which was allocated under the Employee Stock Ownership Plan to the account of Mr. Sprock for fiscal year 2000.

         EMPLOYMENT AGREEMENTS. Rome Bancorp has entered into an employment agreement with Charles M. Sprock to secure his services as Chairman, President and Chief Executive Officer. The employment agreement has a three-year term which will be automatically extended on a daily basis so that the remaining term will always be three years unless written notice of non-renewal is given by the Board of Directors of Rome Bancorp or Mr. Sprock. This agreement provides for a minimum annual salary of $250,000, and participation on generally applicable terms and conditions in other compensation and fringe benefit plans.
It also guarantees customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for six years after termination. The agreement provides for the reimbursement of Mr. Sprock's ordinary and necessary business expenses, such as travel and entertainment expenses, but does not guarantee any specific executive perquisites, such as club memberships or automobile expenses.

         Rome Bancorp may terminate Mr. Sprock's employment, and he may resign, at any time with or without cause. However, in the event of termination by Rome Bancorp during the term without cause, we will owe Mr. Sprock severance benefits generally equal to the value of the cash compensation and fringe benefits that the executive would have received if he had continued working for an additional three years. In particular, Mr. Sprock would be entitled to: a lump sum payment equal to the present value of the amount he would have earned in salary had he continued working an additional three years; and a lump sum payment equal to the present value of the additional contributions or benefits that he would have earned under the Rome Savings pension plan, 401(k) plan and ESOP had he continued work an additional three years. The employment agreement also provides for the cash out of any stock options, appreciation rights or restricted stock as if Mr. Sprock were fully vested at the time of his termination and the continuation of coverage under the life, health, disability insurance plans of Rome Savings or Rome Bancorp for an additional three years. The same severance benefits would be payable if he resigns during the term following: a loss of title, office or membership on the board of directors; material reduction in duties, functions or responsibilities; involuntary relocation of Mr. Sprock's principal place of employment to a location over 50 miles in distance from Rome Savings' principal office in Rome, New York; or other material breach of contract by Rome Bancorp which is not cured within 30 days. Mr. Sprock may resign for any reason following a change in control and collect severance benefits as if he had been discharged without cause. The employment agreement also provides certain uninsured death and disability benefits.

         Under the employment agreement, Mr. Sprock has agreed that in the event his employment terminates, either voluntarily or involuntarily, under circumstances in which he is not entitled to severance benefits, he will not compete with Rome Savings or take a position with any of its competitors within Oneida County, New York for a period of one year.

         If Rome Bancorp experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the employment agreement might constitute an "excess parachute payment" under current federal tax laws. Any excess parachute payment would be subject to a 20% federal excise tax payable by the executive. Neither Rome Savings nor Rome Bancorp could claim a federal income tax deduction for an excess parachute payment. The employment agreement requires Rome Bancorp to indemnify Mr. Sprock against the financial effects of such an excise tax.

BENEFIT PLANS

         PENSION PLAN. Rome Savings maintains a tax-qualified pension plan that covers substantially all employees who are age 21 or older and have at least one year of service. Rome Savings also maintains a nonqualified Supplemental Executive Retirement Plan that provides a supplemental retirement benefit to Mr. Sprock equal in value to the additional benefits he would have been provided under the tax-qualified pension plan but for the limits on benefits under tax-qualified pension plans imposed by the Internal Revenue Code.

         The following table shows the estimated aggregate benefits payable under the tax-qualified pension plan and the Supplemental Executive Retirement Plan upon retirement at age 65 with various years of service and average compensation combinations.


                                                              YEARS OF BENEFIT SERVICE

        AVERAGE
    COMPENSATION (1)                  10                  15                 20                 25                  30
    ----------------                  --                  --                 --                 --                  --
     $      75,000             $      15,000       $      22,500      $      30,000      $      37,500       $      45,000
           100,000                    20,000              30,000             40,000             50,000              60,000
           125,000                    25,000              37,500             50,000             62,500              75,000
           150,000                    30,000              45,000             60,000             75,000              90,000
           160,000                    32,000              48,000             64,000             80,000              96,000
           200,000                    40,000              60,000             80,000            100,000             120,000
           250,000                    50,000              75,000            100,000            125,000             150,000

-----------
(1) Average compensation is average base salary, as reported in the "Salary" column of the Summary Compensation Table, for the highest three consecutive years of employment within the final 10 years of employment. Tax laws impose a limit ($170,000 for individuals retiring in 2000) on the average compensation that may be counted in computing benefits under the tax-qualified pension plan. For Mr.
         Sprock, benefits based on average compensation in excess of this limit are payable by the Supplemental Executive Retirement Plan.

         The benefits shown in the preceding table are annual benefits payable in the form of a single life annuity and are not subject to any deduction for Social Security benefits or other offset amounts. As of December 31, 2000, the number of years of service credited to Mr. Sprock under the plans was 30 years, the maximum that may be credited under the plans. As of December 31, 2000, Mr. Sprock's total annual benefit under the tax-qualified pension plan and the Supplemental Executive Retirement Plan was $150,000, payable in the form of a life annuity commencing at age 65.

         401(K) PLAN. Rome Savings maintains a tax-qualified 401(k) defined contribution plan for employees who are age 21 or older and have at least one year of service. Eligible employees may make pre-tax contributions to the plan through salary reduction elections from 1% to 15% of annual compensation, subject to limitations of the Internal Revenue Code (for 2000, the annual limit was $10,500). Rome Savings makes a matching contribution to the plan equal to 50% of the first six percent of annual compensation contributed to the plan on a pre-tax basis by the eligible employee.

         EMPLOYEE STOCK OWNERSHIP PLAN. This plan is a tax-qualified plan that covers substantially all employees who have at least one year of service and are age 21 or older. Rome Bancorp has lent this plan enough money to purchase 8% of the shares which were issued in the reorganization of Rome Savings to a mutual holding company structure, to investors other than Rome, MHC.

         Although contributions to this plan are discretionary, Rome Savings intends to contribute enough money each year to make the required principal and interest payments on the loan from Rome Bancorp. This loan is for a term of 15 years and calls for level annual payments of principal and interest. The plan has pledged the shares as collateral for the loan and is holding them in a suspense account.

         The plan will release a portion of the pledged shares annually, allocating the shares released each year among the accounts of participants in proportion to their salary for the year. For example, if a participant's salary for a year represents 1% of the total salaries of all participants for the year, the plan would allocate to that participant 1% of the shares released for the year. Participants direct the voting of shares allocated to their accounts. Shares in the suspense account will usually be voted in a way that mirrors the votes which participants cast for shares in their individual accounts.

         This plan may purchase additional shares in the future, and may do so using borrowed funds, cash dividends, periodic employer contributions or other cash flows.

         BENEFIT RESTORATION PLAN. Rome Bancorp has also adopted a Benefit Restoration Plan for Mr. Sprock. This plan provides Mr. Sprock with the benefits that would otherwise be due to him as a participant in the 401(k) plan and the employee stock ownership plan if such benefits were not limited by certain provisions of the Internal Revenue Code. In addition, in the event Mr. Sprock retires prior to the end of the ESOP loan term, the plan will provide Mr. Sprock a benefit equal to the value of the shares of Rome Bancorp that would have been allocated to his account under the ESOP had he remained employed through the end of the ESOP loan term.

         Rome Bancorp has established an irrevocable "grantor trust" to hold assets for the payment of benefits under this plan. The assets of the trust are considered to be part of the general assets of Rome Bancorp and will be subject to the claims of its general creditors. Earnings on the trust's assets will be taxable to Rome Bancorp.

         2000 RECOGNITION AND RETENTION PLAN. The Rome Bancorp 2000 Recognition and Retention Plan was adopted by our Board of Directors and approved by our stockholders on May 3, 2000. Article X of the Rome Bancorp 2000 Recognition and Retention Plan is subject to the approval of our stockholders at the Annual Meeting. For a description of this plan, see "Proposal 3."

         2000 STOCK OPTION PLAN. The Rome Bancorp 2000 Stock Option Plan was adopted by our Board of Directors and approved by our stockholders on May 3, 2000. Article IX of the Rome Bancorp 2000 Stock Option Plan is subject to the approval of our stockholders at the Annual Meeting. For a description of this plan, see "Proposal 2."

         The following table summarizes the grants of options that were made to the named executive officer pursuant to the 2000 Stock Option Plan during fiscal 2000. The 2000 Stock Option Plan does not provide for the grant of stock appreciation rights.


                                     OPTION/SAR GRANTS IN FISCAL YEAR 2000 (1)
                                                 INDIVIDUAL GRANTS

                                SECURITIES           PERCENT OF
                                UNDERLYING         OPTIONS/ SARS
                                 OPTIONS/            GRANTED TO              EXERCISE OR
                                   SARS           EMPLOYEES FISCAL           BASE PRICE
NAME                            GRANTED(#)            YEAR (%)               ($ / SHARE)         EXPIRATION DATE
----                            ----------            --------               -----------         ---------------
Charles M. Sprock                 40,000               63.29%                  $7.4375               6/28/10

--------------
(1) All options were granted on June 28, 2000, and vest at the rate of 20% per year beginning on June 28, 2001, with accelerated vesting in the case of death or disability, or if, shareholders approve Proposal 2 (see "Proposal 2 -- Approval of Article IX of the Rome Bancorp, Inc. 2000 Stock Option Plan"), retirement of the option holder or change in control.

         The following table provides the value for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the closing price per share of the common stock on the last trading day of the 2000 fiscal year, which was $10.4375 per share. The first installment of options will become exercisable on June 28, 2001.


                                         2000 FISCAL YEAR END OPTION/SAR VALUES (1)

                             SHARES          VALUE           NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                            ACQUIRED       REALIZED         UNDERLYING UNEXERCISED                   IN THE MONEY
                               ON             ON            OPTIONS/SARS AT FISCAL              OPTIONS/SARS AT FISCAL
                            EXERCISE       EXERCISE              YEAR-END (#)                        YEAR-END ($)
          NAME                (#)             ($)         EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE (2)
          ----                ---             ---         -------------------------         -----------------------------
Charles M. Sprock             N/A             N/A                  0/40,000                           0/$120,000

-----------
(1) All options were granted on June 28, 2000 and will vest at the rate of 20% per year beginning on June 28, 2001.
(2) The closing price per share of common stock the last trading day before the fiscal year ended December 31, 2000, was $10.4375, and all options have an exercise price of $7.4375 per share, which equals a spread of $3.00 per share.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         We make residential mortgage loans to employees. We do not offer employees residential mortgages at a reduced rate. The mortgage loans have the same underwriting terms that apply to non-employee borrowers.

         Rome Bancorp's authority to extend credit to directors, executive officers, and 10% shareholders, as well as entities controlled by such persons, is currently governed by the requirements of Sections 22(g) and 22(h) of the FRB and Regulation O of the FRB thereunder. Among other things, these provisions require that extensions of credit to insiders (a) be made on terms that are substantially the same as, follow credit underwriting procedures that are not less stringent than, those prevailing for comparable transactions with unaffiliated persons and that do not involve more than the normal risk of repayment or present other unfavorable features and (b) do not exceed certain limitations on the amount of credit extended to such persons, individually and in aggregate, which limits are based, in part, on the amount of Rome Bancorp's capital. Rome Bancorp intends that any transactions in the future between Rome Bancorp and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to Rome Bancorp than could have been obtained by it in arm's- length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of Rome Bancorp not having any interest in the transaction.

         Rome Savings has made loans or extended credit to its executive officers and directors and also to certain persons related to executive officers and directors. All such loans were made by Rome Savings in the ordinary course of business and were not made on more favorable terms, nor did they involve more than the normal risk of collectibility or present unfavorable features. The outstanding principal balance of such loans to directors, executive officers and their associates totaled $196,647, or 0.5%, of Rome Bancorp's total equity at December 31, 2000.

         We retain the law firm of McMahon, Grow & Getty. David C. Grow and Richard H. McMahon, both directors of Rome Bancorp and Rome Savings and Trustees of Rome, MHC, are partners of McMahon, Grow & Getty. For 2000, we paid $137,746 in legal fees to this law firm.

         All future affiliated transactions will be made or entered into on terms that are no less favorable to Rome Bancorp than those that can be obtained from an unaffiliated third party. A majority of the independent, disinterested members of Rome Bancorp's board of directors must approve future affiliated transactions and forgiveness of loans.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires that Rome Bancorp's directors, executive officers, and any person holding more than ten percent of the Rome Bancorp's Common Stock file with the SEC reports of ownership changes, and that such individuals furnish Rome Bancorp with copies of the reports.

         Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, Rome Bancorp believes that all of our executive officers and directors complied with all Section 16(a) filing requirements applicable to them except that Mr. Leidig inadvertently failed to timely file a Form 5 to reflect stock options granted to him during the 2000 fiscal year. Mr. Leidig reported this award on a Form 5 filed with the SEC on February 22, 2001.

              -----------------------------------------------------

                                   PROPOSAL 2

                       APPROVAL OF ARTICLE IX OF THE ROME
                      BANCORP, INC. 2000 STOCK OPTION PLAN

              -----------------------------------------------------


GENERAL PLAN INFORMATION

         A majority of the minority stockholders of Rome Bancorp approved the Rome Bancorp, Inc. 2000 Stock Option Plan (the "Option Plan") on May 3, 2000, and the Option Plan became effective on that date. The Option Plan provides for the grant, to certain officers, employees and outside directors of Rome Bancorp, Rome Savings or any affiliate approved by the Board, of options to purchase common stock of Rome Bancorp ("Options") at a stated price during a specified period or term. If the Option is not exercised during its terms, it will expire. The Option Plan is not an employee pension or welfare benefit plan, is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not a tax-qualified plan under the Internal Revenue Code.

         Pursuant to the regulations of the New York State Banking Department ("NYSBD") and the Federal Deposit Insurance Corporation ("FDIC") applicable to management stock benefit plans established or implemented by a savings bank or its holding company within one year following the completion of the savings bank's mutual to stock conversion, the Option Plan contains certain restrictions and limitations, including, among others, provisions requiring the vesting of Options granted under the Option Plan to occur no more rapidly than 20% per year beginning on the first anniversary of the date the Option Plan is approved by shareholders, with accelerated vesting only in cases of death or disability of the Option holder.

         In accordance with the regulations of the NYSBD and the FDIC, Article IX of the Option Plan, which was included in the Option Plan as approved by the shareholders on May 3, 2000 but by its terms will become effective only if approved by the shareholders of Rome Bancorp again at a meeting held after October 6, 2000, eliminates such restrictions and limitations. Article IX does not increase the number of shares reserved for issuance under the Option Plan, decrease the price per share at which Options were granted under the Option Plan or alter the classes of individuals eligible to participate in the Option Plan. In the event that Article IX is not approved by the shareholders at the Annual Meeting, Article IX will not take effect, but the Option Plan will remain in effect. The principal provisions of Article IX are summarized below. The full text of Article IX is set forth as Appendix B to this Proxy Statement, to which reference is made, and the summary of Article IX provided below is qualified in its entirety by such reference.

PURPOSE OF THE OPTION PLAN

         The Option Plan is a long-term incentive compensation plan. Its purpose is to promote the growth and profitability of Rome Bancorp by providing its key officers, employees and directors with an "equity stake" in the company that will encourage them to achieve corporate goals and increase the value of Rome Bancorp. The Option Plan will also assist Rome Bancorp in attracting and retaining officers, employees and directors of outstanding caliber and experience through future grants to be made from the Option Plan's share reserves.

DESCRIPTION OF THE OPTION PLAN

         ADMINISTRATION. The plan is administered by the Board which has broad discretionary powers.

         STOCK SUBJECT TO THE OPTION PLAN. Rome Bancorp has reserved 166,638 shares of its common stock for issuance upon the exercise of options under the plan. Such shares may be authorized and unissued shares or shares previously issued that Rome Bancorp has reacquired. Any shares subject to grants under the Option Plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall be available for new option grants. As of December 29, 2000, the aggregate fair market value of the shares reserved for issuance under the plan was $1,739,284, based on the latest closing sales price per share of Rome Bancorp common stock of $10.4375 on The Nasdaq Stock Market on December 29, 2000, the last trading day during the fiscal year ended December 31, 2000.

         ELIGIBILITY. The Board selects the people who receive stock option grants. Any employee of Rome Bancorp, Rome Savings or any affiliate approved by the administrative committee may be selected to receive option grants. Directors of Rome Bancorp, Rome Savings or any affiliate approved by the Board who are not also employees or officers may be selected by the Board to receive option grants. As of December 31, 2000, four employees have been selected by the committee as eligible to receive option grants, and six directors of Rome Bancorp, Rome Savings or any affiliate approved by the Board of Directors who are not also employees or officers were selected by the Board to receive option grants.

         TERMS AND CONDITIONS OF OPTIONS. The administrative committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

         o It may not grant options to purchase more than 41,659 shares to any one employee. In addition, it may not grant options to purchase more than 8,332 shares to any one non-employee director or options to purchase more than 49,991 shares of common stock to all outside directors in the aggregate.

         o It may not grant a stock option with a purchase price that is less than the fair market value of a share of our common stock on the date it grants the stock option.

         o It may not grant a stock option with a term that is longer than 10 years.

         o Prior to the adoption of Proposal 2, it may not grant options that become exercisable more rapidly than at the rate of 20% per year measured from the date we receive shareholder approval for the plan, with acceleration permitted only in cases of death or disability.

The committee may grant incentive stock options that qualify for special federal income tax treatment or non- qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Internal Revenue Code and the Option Plan.

         Upon the exercise of an Option, the exercise price of the Option must be paid in full. Payment may be made in cash, common stock of Rome Bancorp already owned by the option holder, shares to be acquired by the Option holder upon exercise of the Option, or in such other consideration as the administrative committee authorizes. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations, and on death of the Option holder.

         MERGERS AND REORGANIZATIONS; ADJUSTMENTS FOR EXTRAORDINARY DIVIDENDS. The number of shares available under the Option Plan, the maximum limits on Option grants to individual officers and directors and to non-employee directors in the aggregate, and the number of shares subject to outstanding Options will be adjusted to reflect any merger, consolidation or business reorganization in which Rome Bancorp is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Rome Bancorp is not the surviving entity, outstanding Options may be canceled upon 30 days' written notice to the Option holder so long as the Option holder receives payment determined by the Board to be of a value equivalent to the value of the canceled Options.

         TERMINATION OR AMENDMENT OF THE OPTION PLAN. The Option Plan is in effect for a ten-year period that began on May 3, 2000 and will end on the tenth anniversary of this date. The Board of Directors may suspend or terminate the plan before then. It may also amend this plan at any time and in any respect. Any amendment that would change the class of eligible employees, increase the number of stock options that may be granted to any person or in total, or reduce the minimum option price must first be approved by our shareholders.

PURPOSE OF ARTICLE IX OF THE 2000 STOCK OPTION PLAN

         Currently, the 2000 Stock Option Plan requires that options granted become exercisable no more rapidly than 20% per year beginning on the first anniversary date of shareholder approval, with accelerated vesting only upon death or disability of the option holder. Adoption of Article IX would permit accelerated vesting upon a change in control of Rome Bancorp or the retirement of the option holder, as such terms are defined in the 2000 Stock Option Plan. Pursuant to Article IX, all options that are outstanding as of the date of a change in control of Rome Bancorp, and as of the date of an option holder's retirement, will automatically become fully vested and exercisable.

         The provisions of Article IX will not be applicable, and will be of no force or effect, unless and until the shareholders of Rome Bancorp have approved such provisions by an affirmative vote of the holders of a majority of the shares held by persons other than Rome, MHC represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after October 6, 2000.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Rome Bancorp and recipients of stock option grants under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

         FEDERAL TAX CONSEQUENCES FOR OPTION RECIPIENTS. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment, the exercise will not result in income that may increase taxable income but may create an item of adjustment that may affect liability for alternative minimum tax. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.

         Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non- qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment under the plan's change of control provisions is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

         FEDERAL TAX CONSEQUENCES FOR ROME BANCORP. When a non-qualified stock option is exercised, Rome Bancorp may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment under the plan's change of control provisions is deductible as if it were the exercise of a non-qualified stock option. The Internal Revenue Code places an annual limit of $1.0 million each on the tax deduction which we may claim in any fiscal year for the compensation of our Chief Executive Officer and for the compensation of our four next most highly compensated executive officers whose salary and bonus for the fiscal year in question equals or exceeds $100,000. There is an exception to this limit for so-called "qualified performance-based compensation." We have designed this plan with the intention that the stock options that we grant will constitute qualified performance-based compensation. As a result, we do not believe that this limit will impair our ability to claim federal income tax deductions that are otherwise available when an option holder exercises a non-qualified stock option.

         The preceding statements summarize the general principles of current federal income tax law applicable to options that may be granted under the plan. State and local tax consequences may also be significant.


================================================================================
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF
ARTICLE IX OF THE ROME BANCORP, INC. 2000 STOCK OPTION PLAN.
================================================================================

              -----------------------------------------------------

                                   PROPOSAL 3

                 APPROVAL OF ARTICLE X OF THE ROME BANCORP, INC.
                       2000 RECOGNITION AND RETENTION PLAN

              -----------------------------------------------------


GENERAL PLAN INFORMATION

         A majority of the minority shareholders of Rome Bancorp approved the Rome Bancorp, Inc. 2000 Recognition and Retention Plan (the "Recognition and Retention Plan") on May 3, 2000, and the Recognition and Retention Plan became effective on that date. The Recognition and Retention Plan provides for the grant of restricted stock awards to certain officers, employees, and non-employee directors of Rome Bancorp, Rome Savings or any affiliate approved by the Management Committee. These restricted stock awards ("Awards") constitute a right to receive a certain number of shares of common stock of Rome Bancorp upon the Award holder's satisfaction of certain requirements, such as completion of five years of service with Rome Bancorp. As a general rule, if the Award holder fails to fulfill the requirements contained in the restricted stock award, the Award will not vest. Instead, the Award will be forfeited and canceled. The Recognition and Retention Plan, like the Option Plan, is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not a tax-qualified plan under the Internal Revenue Code.

         Pursuant to the regulations of the NYSBD and the FDIC applicable to management stock benefit plans established or implemented by a savings bank or its holding company within one year following the completion of the savings bank's mutual to stock conversion, the Recognition and Retention Plan contains certain restrictions and limitations, including, among others, provisions requiring the vesting of Awards granted under the Recognition and Retention Plan to occur no more rapidly than 20% per year beginning on the first anniversary of the date the Recognition and Retention Plan is approved by shareholders, with accelerated vesting only in cases of death or disability of the Award holder.

         In accordance with the NYSBD and FDIC regulations, Article X of the Recognition and Retention Plan, which was included in the Recognition and Retention Plan as approved by the shareholders on May 3, 2000 but by its terms will become effective only if approved by the shareholders of Rome Bancorp again at a meeting held after October 6, 2000, eliminates such restrictions and limitations. Article X does not increase the number of shares reserved for issuance under the Recognition and Retention Plan, decrease the price per share at which the Awards were granted under the Recognition and Retention Plan or alter the classes of individuals eligible to participate in the Recognition and Retention Plan. In the event that Article X is not approved by the shareholders at the Annual Meeting, Article X will not take effect, but the Recognition and Retention Plan will remain in effect. The principal provisions of Article X are summarized below. The full text of Article X is set forth in Appendix C to this Proxy Statement, to which reference is made, and the summary of Article X provided below is qualified in its entirety by such reference.

PURPOSE OF THE RECOGNITION AND RETENTION PLAN

         The Recognition and Retention Plan is a long-term incentive compensation plan. Its purpose is to promote the growth and profitability of Rome Bancorp by providing its key officers, employees and directors with an incentive to achieve corporate objectives. Awards granted under the Recognition and Retention Plan are also used to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Rome Bancorp. The Recognition and Retention Plan will also assist the company in attracting and retaining top-notch officers, employees and directors through future Awards to be made from the Recognition and Retention Plan's share reserves.

DESCRIPTION OF THE RECOGNITION AND RETENTION PLAN

         ADMINISTRATION. The Recognition and Retention Plan is administered by the Board, which has broad discretionary powers under the plan.

         STOCK SUBJECT TO THE RECOGNITION AND RETENTION PLAN. Rome Bancorp has established a trust and contributed certain amounts of money or property as determined by the Board, in its discretion. No contributions by participants will be permitted. The trustee will invest the assets of the trust primarily in the shares of our common stock that will be used to make restricted stock awards. It is currently anticipated that the trust will purchase common stock on the open market, or in private transactions. The trust is not expected to purchase previously authorized but unissued shares from Rome Bancorp. The trust is not authorized to purchase more than 49,991 shares of common stock of Rome Bancorp and cannot purchase more than this number. As of December 31, 2000, the aggregate fair market value of the shares of common stock to be purchased under this Recognition and Retention Plan was $521,781, based on the latest closing sales price per share of Rome Bancorp common stock of $10.4375 on The Nasdaq Stock Market on December 29, 2000, the last trading day during the fiscal year ended December 31, 2000.

         ELIGIBILITY. The Board selects the people who receive Awards under the Recognition and Retention Plan. Any employee of Rome Bancorp, Rome Savings or any affiliate approved by the Board may be selected to receive Awards. Directors of Rome Bancorp, Rome Savings or any affiliate approved by the Board who are not also employees or officers may be selected by the committee to receive Awards. As of December 31, 2000, four employees have been selected by the Board to receive stock awards, and six directors of Rome Bancorp, Rome Savings, or any affiliate approved by the Board of Directors who are not also employees or officers, have been selected by the Board to receive stock awards.

         TERMS AND CONDITIONS OF AWARDS. On or after March 22, 2000, the administrative committee may, in its discretion, grant Awards of restricted stock to eligible individuals, up to a maximum of 49,991 shares.
The administrative committee will determine at the time of the grant the number of shares of common stock subject to an Award, the vesting schedule applicable to the Award and may, in its discretion, establish other terms and conditions applicable to the Award. In setting terms and conditions, it must observe the following restrictions:

         o Prior to the adoption of Proposal 3, it may not grant restricted stock Awards for more than 12,497 shares of our common stock to any one officer or employee, more than 2,499 shares of our common stock to any one non-employee director, or more than 14,997 shares to all non- employee directors in the aggregate.

         o Prior to the adoption of Proposal 3, it may not grant Awards that become exercisable more rapidly than at the rate of 20% per year measured from the date we receive shareholder approval for the Recognition and Retention Plan, with acceleration permitted only in cases of death or disability.

As a general rule, shares of our common stock that are subject to an Award are held in trust for the benefit of the Award recipient until vested and, when vested, are transferred from the trust to the Award recipient.
While the shares are held in the trust, the Award recipient receives dividends and exercises voting rights. In the alternative, the administrative committee may authorize the immediate distribution of the restricted shares to the Award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

         The shares covered by an Award will become vested in accordance with the terms of the Award and, as soon as practicable following such vesting, the trustee will transfer the shares to the recipient. Currently, the Recognition and Retention Plan requires that Awards granted will vest no more rapidly than 20% per year beginning on June 28, 2001 with accelerated vesting only upon death or disability. The proposed Article X would permit accelerated vesting upon a "change in control" of Rome Bancorp or the "retirement" of an Award holder, as such terms are defined in the Recognition and Retention Plan. Pursuant to the Recognition and Retention Plan, as amended by Article X, all awards that are outstanding as of the date of the Award holder's retirement or a change in control of Rome Bancorp will automatically become fully vested.

         MERGERS AND REORGANIZATIONS. The number of shares available under the Recognition and Retention Plan, the maximum limits on Awards to individual officers and directors and to non-employee directors in the aggregate, and any outstanding Awards will be adjusted to reflect any merger, consolidation or business reorganization in which Rome Bancorp is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Rome Bancorp is not the surviving entity, the trustee will hold any money, stock, securities or other property received in the trust fund, and adjust any Award by allocating such money, stock, securities or other property to the individual eligible for the Award.

         TERMINATION OR AMENDMENT OF THE RECOGNITION AND RETENTION PLAN. The Board has the authority to suspend or terminate the plan in whole or in part at any time by giving written notice to the administrative committee, but the Recognition and Retention Plan may not be terminated while there are outstanding Awards that will vest in the future. Upon the termination of the Recognition and Retention Plan, the trustee will make distributions from the trust as directed by the administrative committee and will return any remaining assets of the trust to Rome Bancorp.

PURPOSE OF ARTICLE X OF THE 2000 RECOGNITION AND RETENTION PLAN

         Currently, the shares covered by an award will become vested in accordance with the terms of the award and, as soon as practicable following such vesting, the trustee will transfer the shares to the recipient.
Currently, the 2000 Recognition and Retention Plan requires that awards granted will vest no more rapidly than 20% per year beginning on the first anniversary date of shareholder approval of the plan with accelerated vesting only upon death or disability. Adoption by shareholders of Article X would permit accelerated vesting upon a change in control of Rome Bancorp or the retirement of an award holder, as such terms are defined in the 2000 Recognition and Retention Plan.

         The provisions of Article X will not be applicable, and will be of no force or effect, unless and until the shareholders of Rome Bancorp have approved such provisions by an affirmative vote of the holders of a majority of the shares held by persons other than Rome, MHC represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after October 6, 2000 approve the proposal.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Rome Bancorp and recipients of awards that may be granted under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

         The stock awards under the plan do not result in federal income tax consequences to either Rome Bancorp or the award recipient. As a general rule, once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. Rome Bancorp will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient. Rome Bancorp will be allowed to claim a deduction for compensation expense for this amount as well.

         Section 162(m) of the Internal Revenue Code limits Rome Bancorp's deductions for compensation in excess of $1.0 million per year for the Chief Executive Officer and the four other most highly paid executives named in its proxy statement. Compensation amounts resulting from restricted stock awards will be subject to this deduction limitation if this amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. We expect that the administrative committee will take these deduction limits into account in setting the size and the terms and conditions of restricted stock awards. However, the administrative committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

         The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the plan. State and local tax consequences may also be significant.


================================================================================
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF
ARTICLE X OF THE ROME BANCORP, INC. 2000 RECOGNITION AND RETENTION PLAN.
================================================================================

              -----------------------------------------------------

                                   PROPOSAL 4

                           RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

              -----------------------------------------------------



         The Board of Directors has appointed KPMG LLP to act as the independent public accountants for Rome Bancorp for the fiscal year ending December 31, 2001, and we are asking shareholders to ratify the appointment. Representatives of KPMG LLP are expected to be present at the Annual Meeting to answer questions concerning the financial statements and to make a statement at the meeting.

         AUDIT FEES. The aggregate fees of KPMG LLP for the audit of Rome Bancorp's financial statements at and for the year ended December 31, 2000 and reviews of Rome Bancorp's Quarterly Reports on Form 10-Q were $71,350, of which an aggregate amount of $40,850 has been billed through December 31, 2000.

         ALL OTHER FEES. The aggregate fees for services other than those discussed above rendered by KPMG LLP to Rome Bancorp for the year ended December 31, 2000 were $214,900, of which an aggregate amount of $143,650 has been billed through December 31, 2000.


================================================================================
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR ROME BANCORP.
================================================================================

                             ADDITIONAL INFORMATION

INFORMATION ABOUT SHAREHOLDER PROPOSALS

         If you wish to submit proposals to be included in our next proxy statement for the 2002 Annual Meeting of Shareholders, we must receive them by November 28, 2001, pursuant to the proxy solicitation regulations of the SEC. SEC rules contain requirements as to which shareholder proposals must be in the Proxy Statement. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the rules and regulations promulgated by the SEC.

         In addition, under Rome Bancorp's Bylaws, if you wish to nominate a director or bring other business before an annual meeting:

         o You must be a shareholder of record entitled to vote and have given timely notice in writing to the Secretary of Rome Bancorp.

         o Your notice must contain the specific information required in our Bylaws.


                                      By Order of the Board of Directors,



                                      Marion C. Scoville
                                      CORPORATE SECRETARY

Rome, New York
March 28, 2001


================================================================================
TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.
================================================================================

                                                                      APPENDIX A

                               ROME BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

I.       STATEMENT OF POLICY

         The primary function of the Audit Committee of the Board of Directors of Rome Bancorp, Inc. ("Company") is to provide assistance to the Company's Board of Directors in fulfilling its responsibilities to the Company's shareholders and the investment community relating to the Company's accounting and reporting practices and the quality and integrity of the Company's financial reports. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication among the Company's Board of Directors, outside auditors, internal auditors and senior management.

II.      COMPOSITION OF THE AUDIT COMMITTEE

         The Audit Committee shall consist of at least two members, a majority of which shall be "independent" directors of the Company, and shall serve at the pleasure of the Board of Directors. An "independent" Director is defined as an individual who (a) is not an officer or salaried employee of the Company, (b) is not an attorney who receives any fee or compensation from the Company, (c) does not have any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment as an Audit Committee member and (d) meets the Nasdaq Stock Market's definition of independent director. Additionally, Audit Committee members should have few or no ties to the Company other than through their duties as Board members. In selecting the members of the Audit Committee, the Board of Directors will take into account the requirements imposed by, and the interpretations of, the applicable federal and state banking regulators.

         The members of the Audit Committee shall be designated by the full Board of Directors at each annual meeting of the Board. The Board shall designate one member of the Audit Committee to serve as chairman of the committee.

III.     MEETINGS

         The Audit Committee shall meet at least 4 times a year or more frequently as circumstances require. The Audit Committee shall maintain minutes of each meeting of the Audit Committee and shall report the actions of the Audit Committee to the Board of Directors, with such recommendations as the Audit Committee deems appropriate. The Audit Committee should also meet periodically with the internal auditor, the outside auditors and the Company's financial management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee. In addition, the Audit Committee, or at least its chairman, should meet with the outside auditors and financial management quarterly to review the Company's quarterly report on Form 10-QSB before it is filed with the Securities and Exchange Commission and, if possible, before any public announcement of the Company's financial results.

IV.      RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE

         The primary duties and responsibilities of the Audit Committee are to oversee and monitor the Company's financial reporting process and internal control system and review and evaluate the performance of the Company's outside auditors and internal auditing staff. In fulfilling these duties and responsibilities, the Audit Committee shall take the following actions, in addition to performing such functions as may be assigned by law, the Company's charter or bylaws or the Board of Directors:

1. The Audit Committee shall nominate, select, evaluate and, when appropriate, recommend the replacement of the outside auditors, subject to the approval of the Board of Directors. As part of the audit process, the Audit Committee shall meet with the outside auditors to discuss and decide the audit's scope. The Audit Committee shall determine that the outside audit team engaged to perform the external audit consists of competent, experienced, financial institution auditing professionals. The Audit Committee shall also review and approve the compensation to be paid to the outside auditors.

2. The Audit Committee shall require the outside auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the outside auditors and the Company that may affect the objectivity and independence of the outside auditors, and the Audit Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee shall take, or recommend that the full Board take, appropriate action to ensure the independence of the outside auditors.

3. The Audit Committee shall require the outside auditors to advise the Company of any fact or circumstance that might adversely affect the outside auditors' independence or judgment with respect to the Company under applicable auditing standards.

4. The Audit Committee shall require the outside auditors to advise the Company if it becomes aware that any officer or employee of the Company, or its direct or indirect subsidiaries or affiliates, is related to a partner, employee or other representative of the outside auditors, to the extent that such relationship might adversely affect the Company under applicable auditing standards.

5. The Audit Committee shall meet with the outside auditors, with no management in attendance, to openly discuss the quality of the Company's accounting principles as applied in its financial reporting, including issues such as (a) the appropriateness, not just the acceptability, of the accounting principles and financial disclosure practices used or proposed to be used by the Company, (b) the clarity of the Company's financial disclosures and (c) the degree of aggressiveness or conservatism that exists in the Company's accounting principles and underlying estimates and other significant decisions made by the Company's management in preparing the financial disclosure and reviewed by the outside auditors. The Audit Committee shall then meet among themselves, without operating management or the outside auditors being present, to discuss the information presented to them.

6. The Audit Committee shall require the outside auditors, in reviewing the Company's financial reporting and in advising the Audit Committee, to take into account the requirements imposed by, and the interpretations of, the applicable federal and state banking regulators.

7. The Audit Committee shall meet with the outside auditors and management to review the Company's annual report on Form 10-KSB and discuss any significant adjustments, management judgments and accounting estimates and any significant new accounting policies before such form is filed with the Securities and Exchange Commission.

8. Upon the completion of the annual audit, the Audit Committee shall review the audit findings, including any comments or recommendations of the outside auditors, with the entire Board of Directors and state its recommendation to the Board of Directors as to whether the audited financial statements should be included in the Company's annual report on Form 10-KSB.

9. The Audit Committee shall meet at least annually with the Company's internal auditor to assure itself that the Company has a strong internal auditing function by reviewing the internal audit program and assessing (grading) risk areas along with a proper control environment that promotes accuracy and efficiency in the Company's operations.

10. The Audit Committee must assure itself that the internal auditor is free from operational duties, and that the internal auditor reports directly to the Board of Directors or the Audit Committee regarding any audit concerns or problems.

11. The Audit Committee shall receive from the Company's internal auditor a monthly report to the Board of Directors, which include a summary of findings from completed internal audits and a progress report on the internal audit plan, together with explanations for any deviations from the original plan.

12. The Audit Committee shall review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

13. The Audit Committee shall review and concur in the appointment, replacement, reassignment or dismissal of the Company's internal auditor.

14. The Audit Committee shall consider and review with management and the internal auditor: (a) significant findings during the year and management's responses thereto, including the status of previous audit recommendations, (b) any difficulties encountered in the course of their audits, including any restrictions on the scope of activities or access to required information, (c) any changes required in the planned scope of the internal audit plan and (d) the internal auditing department budget and staffing.

15. The Audit Committee shall consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices, as suggested by the outside auditors, the internal auditor or management, and the Audit Committee shall review with the outside auditors, the internal auditor and management the extent to such changes have been implemented (to be done at an appropriate amount of time subsequent to the implementation of such changes, as decided by the Audit Committee).

16. The Audit Committee shall investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable, and the Audit Committee shall retain outside counsel, accountants or others for this purpose if, in its judgment, that is appropriate.

17. The Audit Committee shall prepare a report for inclusion in the Company's proxy statement describing the discharge of the Audit Committee's responsibilities.

                                                                      APPENDIX B

                                  ARTICLE IX OF
                                ROME BANCORP 2000
                                STOCK OPTION PLAN

                                   ARTICLE IX
                                   ----------

          ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL
          -------------------------------------------------------------


               SECTION .A           ACCELERATED VESTING UPON RETIREMENT OR
                                    CHANGE IN CONTROL.
                                    --------------------------------------

               Notwithstanding anything in the Plan to the contrary, but subject to section 9.3: (a) in the event that any Option holder terminates service with the Employer and such termination constitutes a Retirement, all Options outstanding to such holder on the date of his Retirement shall, to the extent not already exercisable, become exercisable upon Retirement; and (b) in the event of a Change in Control, all Options outstanding under the Plan on the date of the Change in Control shall, to the extent not already exercisable, become exercisable on the date of the Change in Control.


               SECTION .B           DISCRETION TO ESTABLISH VESTING SCHEDULES.
                                    -----------------------------------------

               Notwithstanding anything in the Plan to the contrary, but subject to section 9.3, section 5.5(b) shall apply in determining the exercisability of Options granted to Eligible Employees only if no different vesting schedule is established by the Committee and specified in the agreement evidencing an outstanding Option.


               SECTION .C           NO EFFECT PRIOR TO SHAREHOLDER APPROVAL.
                                    ---------------------------------------

               Notwithstanding anything contained in this Article IX to the contrary, the provisions of this Article IX shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after October 6, 2000.

                                                                      APPENDIX C

                                  ARTICLE X OF
                          ROME BANCORP 2000 RECOGNITION
                               AND RETENTION PLAN



                                    ARTICLE X
                                    ---------

          ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL
          -------------------------------------------------------------


               SECTION 10.1 ACCELERATED VESTING UPON RETIREMENT OR CHANGE IN CONTROL.
                                    --------------------------------------

               Notwithstanding anything in the Plan to the contrary, but subject to section 10.3, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award: (a) in the event that any Award Recipient terminates service with the Employer and such termination constitutes a Retirement, all Awards outstanding to such holder on the date of his Retirement shall, to the extent not already vested, become vested upon Retirement; and (b) in the event of a Change of Control, all Awards outstanding under the Plan on the date of the Change of Control shall, to the extent not already vested, become vested on the date of the Change of Control.


               SECTION 10.2         DISCRETION TO ESTABLISH VESTING SCHEDULES.
                                    -----------------------------------------

               Notwithstanding anything in the Plan to the contrary, but subject to section 10.3, section 7.1 shall apply in determining the vesting of Awards only if no different vesting schedule is established by the Committee and specified in the Award Notice.


               SECTION 10.3         NO EFFECT PRIOR TO STOCKHOLDER APPROVAL.
                                    ---------------------------------------

               Notwithstanding anything contained in this Article X to the contrary, the provisions of this Article X shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after October 6, 2000.

Rome Bancorp, Inc.                                               REVOCABLE PROXY



                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                 DIRECTORS OF ROME BANCORP, INC. FOR THE ANNUAL
               MEETING OF STOCKHOLDERS TO BE HELD ON MAY 2, 2001.

         The undersigned stockholder of Rome Bancorp, Inc. hereby appoints Charles M. Sprock and Richard H. McMahon, each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Rome Bancorp, Inc. held of record by the undersigned on March 9, 2001, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 6:30 p.m., Eastern Time, on May 2, 2001, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement, dated March 28, 2001 and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSALS LISTED IN ITEMS 2, 3 AND 4.

                    PLEASE MARK, SIGN AND DATE THIS PROXY ON
                         THE REVERSE SIDE AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED IN      I WILL ATTEND ANNUAL MEETING.       |_|
ITEM 1 AND A VOTE "FOR" EACH OF THE PROPOSALS IN ITEMS 2, 3 AND 4.
                                                                                             Please Mark Your Choice Like This
                                                                                             in Blue or Black Ink.               |X|

------------------------------------------------------------------------------------------------------------------------------------
         1.       Election of two Directors for terms of three years each.  NOMINEES: Bruce R. Engelbert, David C. Grow and T.
                  Richard Leidig

                           FOR              AGAINST           ABSTAIN
                           | |                | |               | |

-------------------------------------------------------------------------------------------------------------------
                  INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided:


                                 ----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         2.       Approval of Article IX of the Rome Bancorp, Inc. 2000 Stock Option Plan.

                           FOR              AGAINST           ABSTAIN
                           | |                | |               | |

------------------------------------------------------------------------------------------------------------------------------------
         3.       Approval of Article X of the Rome Bancorp, Inc. 2000 Recognition and Retention Plan.

                           FOR              AGAINST           ABSTAIN
                           | |                | |               | |

------------------------------------------------------------------------------------------------------------------------------------
         4.       Ratification of the appointment of KPMG LLP as independent auditors for the fiscal year ending December 31, 2001.

                           FOR              AGAINST           ABSTAIN
                           | |                | |               | |


                                                                       The undersigned hereby acknowledges receipt of the Notice of
                                                                       Annual Meeting of Stockholders and the Proxy Statement for
                                                                       the Annual Meeting dated March 28, 2001.


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                                                                       Signature(s)

                                                                       Dated:                                                 , 200_
                                                                             -------------------------------------------------

                                                                       Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.
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